EXHIBIT 99.1

COMPANY CONTACTS:                     INVESTOR RELATIONS:
Universal Power Group, Inc                        Lambert, Edwards & Associates
469-892-1122                                      616-233-0500
Mimi Tan, SVP                                     Jeff Tryka, Ryan McGrath
tanm@upgi.com                                     rmcgrath@lambert-edwards.com

Roger Tannery, CFO
tanneryr@upgi.com

              UNIVERSAL POWER GROUP SECURES MAJOR CONTRACT RENEWAL
                           FROM BRINK'S HOME SECURITY

CARROLLTON, TEXAS -- NOVEMBER 6, 2008 -- Universal Power Group, Inc. (AMEX:
UPG), a leading provider of third-party logistics and supply chain management services, and a distributor of batteries and power accessories, announced that Brink's Home Security, Inc. ("BHS") has renewed its contract with UPG for an initial two-year term with successive one year renewal terms.

UPG is responsible for managing BHS' product procurement, warehousing, fulfillment and distribution needs, including sourcing of select products such as batteries, transformers, speakers and sirens for BHS' residential security systems installations. UPG also provides BHS with value-added services such as custom kitting and coordination of battery recycling services.

"We are pleased with the continued progress of our seven-year relationship with BHS," said Randy Hardin, President and CEO of UPG. "This relationship is a demonstration of our capabilities, as we have not only handled the distribution of BHS products, but we also help BHS source, warehouse and custom kit products. UPG handles the operational complexities of the supply chain, allowing BHS to focus on their business to better serve their 1.3 million residential customers in North America."

ABOUT UNIVERSAL POWER GROUP, INC.

Universal Power Group, Inc. is a leading provider of third-party logistics and supply chain management services, and a distributor of batteries and power accessories to various markets. UPG's supply chain services include procurement, warehousing, inventory management, distribution, fulfillment, and value-added services such as sourcing, custom battery pack assembly, coordination of battery recycling efforts, custom kitting, and product design and development. UPG's range of product offerings include proprietary brands of industrial and consumer batteries of all chemistries, chargers, cellular and Bluetooth accessories, jump-starters, 12-volt accessories, solar panels, and security products. For more information, please visit the UPG website at www.upgi.com.

ABOUT BRINK'S HOME SECURITY

Brink's Home Security Holdings, Inc. (NYSE: CFL), headquartered in Irving, Texas, parent company to Brink's Home Security, Inc., is one of the premier providers of security system monitoring services for residential and commercial properties in North America. Brink's Home Security operates in more than 250 metropolitan areas and services approximately 1.3 million customers across the Unites States and Canada. For more information about Brink's Home Security, please visit http://www.brinkshomesecurityholdings.com or http://www.brinkshomesecurity.com

FORWARD-LOOKING STATEMENTS

Statements in this press release that are not statements of historical or current fact constitute "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the Company's actual operating results to be materially different from any historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe these risks and uncertainties, readers are urged to consider statements that contain terms such as "believes," "belief," "expects," "expect," "intends," "intend," "anticipate," "anticipates," "plans," "plan," to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's filings with Securities and Exchange Commission. Historical financial results are not necessarily indicative of future performance.

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